                                                [Amendment No. 5]

                        December 18, 1995

Brown Brothers Harriman & Co.
59 Wall Street
New York, NY 10005
Attn: Jeffrey C. Lockwood

Coutts & Co.
440 Strand
London WC2R OQS
Attn: A.D. Hills

NBD Bank
611 Woodward Avenue
Detroit, Michigan 48226
Attn: Jon P. Dady

SunTrust Bank, Atlanta
25 Park Place
24th Floor, Center 120
Atlanta, Georgia 30303
Attn: F. McClellan Deaver, III

Comerica Bank - Texas
8828 Stemmons Freeway, Suite 441
Dallas, Texas 75247
Attn: David B. Terry

     Re: Credit Agreement dated as of March 31, 1994, by and among Vari-Lite, Inc. ("VLI"), Showco, Inc. ("SHOWCO"), Vari-Lite Asia, Inc. ("VLA"), Vari-Lite Europe Limited
          ("VLE"), Theatre Projects Lighting Services Limited ("THEATRE PROJECTS") and Brilliant Stages Limited ("BRILLIANT STAGES") (VLI, Showco, VLA, VLE, Theatre Projects and Brilliant Stages are sometimes referred to herein individually as a "Borrower" and collectively as "BORROWERS"), Vari-Lite Holdings, Inc. (to be known as Vari-Lite International, Inc.) ("VLH"), Vari-Lite Europe Holdings Limited ("VLEH"), Brown Brothers Harriman & Co. ("BBH"), Coutts & Co. ("COUTTS"), NBD Bank, N.A. (the name of which is now NBD Bank, a Michigan banking corporation)("NBD"), Trust Company Bank (the name of which is now SunTrust Bank, Atlanta) ("TRUST CO.") and Comerica Bank-Texas ("COMERICA") (BBH, Coutts, NBD, Trust Co. and Comerica are hereinafter individually referred to as "LENDER" and collectively referred to as "LENDERS"), and BBH in its capacity as agent for Lenders (in such capacity, the "AGENT"), as amended by (a) that certain letter agreement dated July 1, 1994, marked "[Amendment
          No. 1]", among the Borrowers, the Guarantors, the Lenders and the Agent, (b) that certain letter

December 18, 1995
Page 2


          agreement dated September 30, 1994 marked "[Amendment No. 2]" among the Borrowers, VLH, VLEH, Showco Creative Services, Inc. (to be known as Ignition! Creative Group, Inc., "ICG") and
          Irideon, Inc. ("IRIDEON")(VLH, VLEH, ICG and Irideon are sometimes referred to herein collectively as "GUARANTORS"), the Lenders and the Agent, (c) that certain letter agreement dated February 22, 1995 marked
          "[Amendment No. 3]" among the Borrowers, the Guarantors, the Lenders and the Agent, and (d) that certain letter agreement dated November 22, 1995 marked "[Amendment
          No. 4]" among the Borrowers, the Guarantors, the Lenders and the Agent (the "CREDIT AGREEMENT"). Unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement.

Gentlemen:

     As you are aware, the Borrowers and Guarantors have requested that (a) the Dollar Revolver Commitment be increased to $13,000,000, (b) the Sterling Revolver Commitment be increased to L3,000,000, (c) the margin on the pricing of certain of the Loans be reduced, (d) the financial maintenance covenants contained in Sections 10.1 10.2 and 10.4 of the Credit Agreement be amended in certain respects, and (e) the covenant restricting the increase of debt by the Borrower be modified to permit the lease financing transaction currently contemplated for the new U.S. corporate headquarters of the Vari-Lite Corporate Group.

     The Borrowers and the Guarantors have requested that the Agent and Lenders execute this letter agreement (hereinafter, "AMENDMENT NO. 5") in the space indicated below to evidence their agreement to the modifications and amendments contained herein.

     For valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, the Guarantors, the Lenders and the Agent agree, subject to the satisfaction of each condition precedent set forth in Section 7 of this Amendment No. 5, to the following:

     1.   INCREASE IN DOLLAR REVOLVER COMMITMENT.

          a. The Dollar Revolver Commitment (as such term is defined in Section 2.1(a) of the Credit Agreement) shall be increased effective the date hereof to $13,000,000; and

          b. The Commitment of each Dollar Revolver Lender to make Dollar Revolver Loans (as set forth opposite each Dollar Revolver Lender's name on the signature page to the Credit Agreement) shall be increased effective the date hereof to the amount set forth opposite such Dollar Revolver Lender's name below:

December 18, 1995
Page 3



               Dollar Revolver Lender   Dollar Revolver Commitment
               ----------------------   --------------------------
                    BBH                 $2,889,000
                    Comerica            $2,889,000
                    NBD                 $4,333,000
                    Trust Co.           $2,889,000

     2.   INCREASE IN STERLING REVOLVER COMMITMENT.

          a. The Sterling Revolver Commitment (as such term is defined in Section 2.3(a) of the Credit Agreement) shall be increased effective the date hereof to L3,000,000; and

          b. The Commitment of the Sterling Revolver Lender to make Sterling Revolver Loans (as set forth opposite the Sterling Revolver Lender's name on the signature page to the Credit Agreement) shall be increased effective the date hereof to the amount set forth opposite such Sterling Revolver Lender's name below:

               Sterling Revolver Lender      Sterling Revolver Commitment
               ------------------------      ----------------------------
                    Coutts                        L3,000,000

     3.   MODIFICATION OF PRICING MARGINS.

          a. Section 4.4(c), addressing the rate of interest for Loans where eurocurrency deposits are unavailable or eurocurrency interest rates are unascertainable or uneconomical, shall be, and is hereby amended effective December 1, 1995, such that the reference therein to the "Lender's Base Rate, PLUS two percent (2.0%)" shall instead be a reference to the "Lender's Base Rate, PLUS one percent (1.0%)."

          b. Section 5.1 of the Credit Agreement shall be, and is hereby amended effective December 1, 1995, to read in full as follows:

               5.1  INTEREST ON TERM LOANS.

                    (a) The VLI Term Loan shall bear interest on the unpaid principal amount thereof from time to time outstanding, payable on each Interest Payment Date, in arrears, and on the Maturity Date, at a rate per annum equal to:

                         (i)  if a Base Rate Loan, the lesser of (A) Agent's
Base Rate, plus one percent (1.0%) or (B) the Highest Lawful Rate; and

December 18, 1995
Page 4



                         (ii) if a Eurocurrency Rate Loan, the lesser of (A)
the Eurodollar Rate, PLUS three and one-half percent (3.5%) or (B) the Highest Lawful Rate.

                    (b) The Sterling Term Loan shall bear interest on the unpaid principal amount thereof from time to time outstanding, payable on each Interest Payment Date, in arrears, and on the Maturity Date, at a rate per annum equal to the lesser of (A) LIBOR, PLUS two percent (2.0%) or (B) the Highest Lawful Rate.

                    (c) The VLA Term Loan shall bear interest on the unpaid principal amount thereof from time to time outstanding, payable on each Interest Payment Date, in arrears, and on the Maturity Date, at a rate per annum equal to the lesser of (A) TIBOR, PLUS two and one half percent (2.5%) or (B) the Highest Lawful Rate.

          b. Section 5.2 of the Credit Agreement shall be, and is hereby amended effective December 1, 1995, to read in full as follows:

               5.2  INTEREST ON REVOLVER LOANS.

                    (a) The Dollar Revolver Loans shall bear interest on the unpaid principal amount thereof from time to time xoutstanding at an interest rate equal to the lesser of (a) Agent's Base Rate, plus one percent (1.0%) or
(b) the Highest Lawful Rate. Interest shall be payable on each Interest Payment Date, in arrears, and on the Maturity Date.

                    (b) The Sterling Revolver Loans shall bear interest on the unpaid principal amount thereof from time to time outstanding at an interest rate equal to the lesser of (a) LIBOR, PLUS two percent (2.0%) or
(b) the Highest Lawful Rate. Interest shall be payable on each Interest Payment Date, in arrears, and on the Maturity Date.

     4. AMENDMENT TO FINANCIAL MAINTENANCE COVENANTS. Sections 10.1, 10.2 and 10.4 shall be, and each is hereby amended effective the date hereof to read in full as follows:

          10.1 MINIMUM FIXED CHARGE COVERAGE RATIO.

               VLH shall not permit, for the twelve-month period ending on the date of the calculation thereof, its ratio of (i) EBITDA MINUS (A) Capital Expenditures (excluding therefrom Capital Expenditures made in connection with the acquisition by the Sterling Borrowers of the Vari-Lite U.K. Assets) PLUS (B) prepayment penalties (to the extent deducted in determining EBITDA) paid on financing from Chrysler Capital Corporation and CIT Group by the Vari-Lite Corporate Group and non-cash writedowns of loan origination fees stemming therefrom, to (ii) Fixed Charges, on a consolidated basis, to be less than the ratio indicated below at all times during the period set forth below:

December 18, 1995
Page 5


          Period                             Ratio
          ------                             -----
          Beginning on September 30, 1995    (0.50) to 1
          and ending on
          October 30, 1995

          Beginning on October 31, 1995      (1.00) to 1
          and ending on
          December 29, 1995

          Beginning on December 31, 1995     (0.75) to 1
          and ending on
          February 28, 1996

          Beginning on February 29, 1996     (0.50) to 1
          and ending on
          March 30, 1996

          Beginning on March 31, 1996        (0.25) to 1
          and ending on
          May 30, 1996

          Beginning on May 31, 1996          0.10 to 1
          and ending on
          June 29, 1996

          Beginning on June 30, 1996         0.25 to 1
          and ending on
          August 30, 1996

          Beginning on August 31, 1996       0.50 to 1
          and ending on
          September 29, 1996

          Beginning on September 30, 1996    0.70 to 1
          and ending on
          October 30, 1996

          Beginning on October 31, 1996      1.00 to 1
          and ending on
          February 27, 1997

December 18, 1995
Page 6



          Beginning on February 28, 1997     1.25 to 1
          and ending on
          November 29, 1997

          Beginning on November 30, 1997     1.50 to 1
          and ending on
          January 30, 1998

          On and after January 31, 1998      1.75 to 1

(with numbers in parentheses being negative numbers).

          10.2 EARNINGS RATIO.

               VLH shall not permit, for the twelve-month period ending on the date of the calculation thereof, its ratio of (i) EBIT to (ii) Interest Expense, on a consolidated basis, to be less than the ratio indicated below at all times during the period set forth below:

          Period                             Ratio
          ------                             -----
          Beginning on October 31, 1995      2.50 to 1
          and ending on
          November 29, 1995

          Beginning on November 30, 1995     2.25 to 1
          and ending on
          December 30, 1995

          Beginning on December 31, 1995     2.00 to 1
          and ending on
          January 30, 1996

          Beginning on January 31, 1996      1.50 to 1
          and ending on
          March 30, 1996

          Beginning on March 31, 1996        1.75 to 1
          and ending on
          May 30, 1996

          Beginning on May 31, 1996          2.00 to 1
          and ending on
          July 30, 1996

December 18, 1995
Page 7



          Beginning on July 31, 1996         2.50 to 1
          and ending on
          August 30, 1996

          On and after August 31, 1996       3.00 to 1

          10.4 LEVERAGE RATIO.

               VLH shall not permit its ratio of (i) Liabilities to
(ii) Tangible Net Worth, on a consolidated basis, to be greater than the ratio indicated below at any time during the period set forth below:

          Period                             Ratio
          ------                             -----
          Beginning on November 30, 1995     3.25 to 1
          and ending on
          December 30, 1995

          Beginning on December 31, 1995     3.50 to 1
          and ending on
          January 30, 1996

          Beginning on January 31, 1996      3.75 to 1
          and ending on
          February 28, 1996

          Beginning on February 29, 1996     3.85 to 1
          and ending on
          March 30, 1996

          Beginning on March 31, 1996        3.75 to 1
          and ending on
          June 29, 1996

          Beginning on June 30, 1996         3.50 to 1
          and ending on
          July 30, 1996

          Beginning on July 31, 1996         3.25 to 1
          and ending on
          August 30, 1996

December 18, 1995
Page 8


          Beginning on August 31, 1996       3.00 to 1
          and ending on
          September 29, 1996

          Beginning on September 30, 1996    2.90 to 1
          and ending on
          October 30, 1996

          Beginning on October 31, 1996      3.00 to 1
          and ending on
          March 30, 1997

          Beginning on March 31, 1997        2.75 to 1
          and ending on
          June 29, 1997

          Beginning on June 30, 1997         2.50 to 1
          and ending on
          August 30, 1997

          Beginning on August 31, 1997       2.25 to 1
          and ending on
          March 30, 1998

          Beginning on March 31, 1998        2.00 to 1
          and ending on
          June 29, 1998

          Beginning on June 30, 1998         1.90 to 1
          and ending on
          August 30, 1998

          Beginning on August 31, 1998       1.75 to 1
          and ending on
          October 30, 1998

          On and after October 31, 1998      1.20 to 1

December 18, 1995
Page 9

     5.   AMENDMENTS TO DEFINITIONS.

          a. The definition of Eurocurrency Interest Period shall be supplemented, such that paragraph (ii) thereof, addressing the alternatives available for the length of an interest period, shall be amended in its entirety to read as follows:

               "(ii)     Each Eurocurrency Interest Period shall be one, two,
three or six calendar months in length, or be of such other length (which, with respect to the Sterling Revolver Loans, may be one week in length) as either the Agent or the Sterling Revolver Lender, as the case may be, may mutually agree."

          b. The definitions contained in Exhibit "A" to the Credit Agreement shall be supplemented with the following definitions:

               "HEADQUARTERS LEASE FINANCING" means lease financing transactions (including the guaranty of such transactions by VLH) pursuant to which certain members of the Vari-Lite Corporate Group lease as lessee (a) certain unimproved real property in Dallas County, Texas which is acquired by the lessor of such real property for an approximate cost of $3,500,000 and
(b) certain improvements to be constructed on the real property referenced in clause (a) of this definition for an aggregate cost not in excess of $14,000,000.

               "STERLING REVOLVER LOANS" shall mean the Revolver Loans of the Sterling Revolver Lender pursuant to SECTION 2.3(a) hereof.

     6. AMENDMENT TO NEGATIVE COVENANTS. Article 11 of the Credit Agreement shall be, and hereby is, supplemented by adding a new Section 11.13 as follows:

          11.13     LEASE OBLIGATIONS.

          VLH will not, and will not permit any of its Subsidiaries to, enter into transactions for the lease by VLH or any of its Subsidiaries as lessee of any real or personal property other than (a) capitalized leases (which are subject to Section 11.2 hereof), (b) the Headquarters Lease Financing; provided, that the members of the Vari-Lite Corporate Group shall not incur any obligations described in clause (b) of the definition of Headquarters Lease Financing until VLH completes an initial public offering of its common stock, and (c) other leases; provided, that members of the Vari-Lite Corporate Group shall not enter into leases pursuant to this clause (c) in any fiscal year which result in an increase of more than $1,000,000 in the annual aggregate obligations for rentals and other payments due under all leases to which members of the Vari-Lite Corporate Group are parties (other than Capital Lease Payments and obligations under the Headquarters Lease Financing) over the aggregate annual obligations for rentals and other payments due under such leases during the immediately preceding fiscal year.

December 18, 1995
Page 10



     7. CONDITIONS PRECEDENT. Each of the modifications and amendments set forth herein is subject to the satisfaction of each of the following conditions precedent:

          a. Each Dollar Revolver Lender shall have received a modification and renewal Revolver Note jointly and severally executed and delivered by Showco and VLI which shall be (i) dated the date hereof; (ii) in the principal amount of such Dollar Revolver Lender's PRO RATA Percentage of the Dollar Revolver Commitment as increased in this Amendment No. 5; (iii) be substantially in the form of EXHIBIT 1 to this Amendment No. 5 with the blanks appropriately filled; (iv) payable to the order of such Dollar Revolver Lender on the Maturity Date; and (v) subject to acceleration upon the occurrence of an Event of Default. Upon receipt by each Dollar Revolver Lender of the modification and renewal Revolver Note to be delivered to it pursuant to this Section 7.a., such Dollar Revolver Lender shall return to VLI (for the benefit of VLI and Showco) the Revolver Note presently held by such Dollar Revolver Lender evidencing such Dollar Revolver Lender's PRO RATA Percentage of the Dollar Revolver Commitment prior to giving effect to this Amendment No. 5, duly marked "Replaced."

          b. The Sterling Revolver Lender shall have received a modification and renewal of the Sterling Revolver Note jointly and severally executed and delivered by each of the Sterling Borrowers which shall be (i) dated the date hereof; (ii) in the principal amount of such Sterling Revolver Commitment as increased in this Amendment No. 5; (iii) be substantially in the form of EXHIBIT 2 to this Amendment No. 5 with the blanks appropriately filled; (iv) payable to the order of such Sterling Revolver Lender on the Maturity Date; and (v) subject to acceleration upon the occurrence of an Event of Default. Upon receipt by the Sterling Revolver Lender of the modification and renewal Sterling Revolver Note to be delivered to it pursuant to this Section 7.b., the Sterling Revolver Lender shall return to VLI (for the benefit of the Sterling Revolver Borrowers) the Sterling Revolver Note presently held by the Sterling Revolver Lender evidencing such Sterling Revolver Commitment prior to giving effect to this Amendment No. 5, duly marked "Replaced."

          c. The Agent shall have received an Officer's Certificate for each of VLI, Showco and the Sterling Borrowers certifying to resolutions of their respective Boards of Directors approving and authorizing the increase in the Dollar Revolver Commitment and the Sterling Revolver Commitment, as the case may be, contemplated by Sections 1 and 2 of this Amendment No. 5 and the execution, delivery and performance of this Amendment No. 5 and the new Revolver Notes to be executed and delivered pursuant to Sections 7.a. and 7.b. of this Amendment No. 5.

          d. The Agent shall have received a favorable opinion of Gardere & Wynne, L.L.P., U.S. counsel to the Vari-Lite Corporate Group, addressing such matters as the Agent may reasonably request.

December 18, 1995
Page 11


          e. The Agent shall have received a favorable opinion of Baker & McKenzie, English counsel to the Vari-Lite Corporate Group, addressing such matters as the Agent may reasonably request.

          f. The Agent shall have received such other documents as it may reasonably request.

          g. The Borrowers shall have paid to the Agent for the account of each Lender an amendment fee which shall be distributed by the Agent to the Dollar Revolver Lenders in accordance with the following table:

               Lender              Amendment Fee
               ------              -------------
               BBH                   $ 8,890
               Comerica              $ 8,890
               Coutts                L15,000
               NBD                   $13,330
               Trust Co.             $ 8,890

The fees described in this Section represent compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit and do not constitute compensation for the use, detention or forbearance of money, and the obligation of the Borrowers to pay such fees shall be in addition to, and not in lieu of, the obligation of any Borrower to pay interest, other fees described in the Agreement, and expenses described in the Agreement. All such fees shall be part of the Obligations and shall be nonrefundable.

     8. REPRESENTATIONS AND WARRANTIES. In order to induce each Lender to enter into this Amendment No. 5, each Borrower and each Guarantor hereby represents and warrants to each Lender as follows:

          a. The representations and warranties of the Borrowers and VLH contained in Article 8 of the Credit Agreement (except for those Sections or parts thereof which, by their terms, relate to a specified date) are true and correct in all material respects on and as of the date hereof, as though made on and as of such date.

          b. No event has occurred and is continuing, or would result from the execution of this Amendment No. 5 (and after giving effect to the provisions hereof), which, absent this Amendment, constitutes a Default or Event of Default.

          c. No material adverse change has occurred with respect to the financial condition, business, properties or operations of the Vari-Lite Corporate Group, on a consolidated basis, since the date of the most recent financial statements delivered to the Agent pursuant to Section 9.2 of the Credit Agreement.

December 18, 1995
Page 12

          d. Each of the Borrowers and Guarantors executing this Amendment No. 5 is duly authorized and empowered to execute this Amendment No. 5, and the execution hereof will not violate any Governmental Requirement, the violation of which would have a Material Adverse Effect.

     9. REAFFIRMATION OF SECURITY DOCUMENTS AND GUARANTEES. Each Borrower and each Guarantor, after giving effect to the amendments set forth herein, hereby (a) reaffirms each Guaranty and each Security Document previously executed and delivered by such Borrower or Guarantor (as applicable), (b) acknowledges and agrees that, to the extent the Guarantees and Security Documents executed and delivered by such Borrower or Guarantor (as applicable) guarantee, or secure payment of amounts outstanding under the Dollar Revolver Commitment, such Guarantees and Security Documents continue to secure payment of and guaranty (as applicable) amounts outstanding under the Dollar Revolver Commitment as increased pursuant to Section 1 hereof and the Sterling Revolver Commitment increased by Section 2 hereof, and (c) reaffirms and acknowledges that the Guarantees and Security Documents executed and delivered by such Borrower or Guarantor (as applicable) continue to evidence the valid, binding and enforceable obligation of such Borrower or Guarantor (as applicable), subject only to applicable Debtor Laws.

     10. REAFFIRMATION OF CREDIT AGREEMENT. The Credit Agreement, as amended by this Amendment No. 5, is ratified and confirmed and all of the rights and powers created hereby or thereunder shall be and remain in full force and effect.

     11. NO UNINTENDED WAIVERS. The execution, delivery and effectiveness of this Amendment No. 5 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement, as amended hereby, or under any of the Loan Documents to which any Borrower or Guarantor is a party.

     12. EXPENSES OF AGENT. The Borrowers and the Guarantors agree to pay all reasonable costs and expenses of Agent (including, without limitation, all reasonable fees, costs and expenses of Agent's legal counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 5 and all other Loan Documents executed in connection herewith.

     13. GOVERNING LAW. THIS AMENDMENT NO. 5 SHALL BE DEEMED TO BE AN AGREEMENT EXECUTED BY THE PARTIES HERETO UNDER THE LAWS OF THE STATE OF NEW YORK, AND SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW.

     14. COUNTERPARTS. This Amendment No. 5 shall become effective as of the date first written above when a counterpart of this Amendment No. 5 has been executed by all parties listed on the signature pages hereto. It is not necessary that all signatures appear on the same

December 18, 1995
Page 13


counterpart. Each such counterpart shall be deemed to be an original, and all counterparts, when taken together, shall constitute but one and the same instrument.

     15. COMPLETE AGREEMENT. THIS AMENDMENT NO. 5, TOGETHER WITH THE CREDIT AGREEMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     This Amendment No. 5 has been executed by the duly authorized officers of the Borrowers and the Guarantors. Please acknowledge your agreement to the terms and conditions contained herein by executing this Amendment No. 5 in the space indicated below.

                   [signature pages to follow]

December 18, 1995
Page 14





                              Very truly yours,

                              BORROWERS:

                              VARI-LITE, INC.


                              By: /s/ H.R. Brutsche III
                                 ------------------------------------
                                     H.R. Brutsche III
                                     President


                              SHOWCO, INC.



                              By: /s/ Michael P. Herman
                                 ------------------------------------
                                     Michael P. Herman
                                     Vice President - Finance


                              VARI-LITE ASIA, INC.


                              By: /s/ H.R. Brutsche III
                                 ------------------------------------
                                     H.R. Brutsche III
                                     Chairman of the Board and
                                     Representative Director


                              VARI-LITE EUROPE LIMITED



                              By: /s/ H.R. Brutsche III
                                 ------------------------------------
                                     H.R. Brutsche III
                                     Director

December 18, 1995
Page 15


                              THEATRE PROJECTS LIGHTING SERVICES
                              LIMITED



                              By: /s/ H.R. Brutsche III
                                 ------------------------------------
                                     H.R. Brutsche III
                                     Director


                              BRILLIANT STAGES LIMITED



                              By: /s/ H.R. Brutsche III
                                 ------------------------------------
                                     H.R. Brutsche III
                                     Director


                              GUARANTORS:

                              VARI-LITE HOLDINGS, INC.
                              (to be known as Vari-Lite
                              International, Inc.)



                              By: /s/ H.R. Brutsche III
                                 ------------------------------------
                                     H.R. Brutsche III
                                     President

                              VARI-LITE EUROPE HOLDINGS LIMITED



                              By: /s/ H.R. Brutsche III
                                 ------------------------------------
                                     H.R. Brutsche III
                                     Director

December 18, 1995
Page 16




                              SHOWCO CREATIVE SERVICES, INC.
                              (to be known as Ignition! Creative
                              Group, Inc.)



                              By: /s/ Michael P. Herman
                                 ------------------------------------
                                     Michael P. Herman
                                     Vice President - Finance

                              IRIDEON, INC.



                              By: /s/ H.R. Brutsche IIII
                                 ------------------------------------
s                                     H.R. Brutsche III
                                     President

                              CONCERT PRODUCTION LIGHTING, INC.



                              By: /s/ H.R. Brutsche III
                                 ------------------------------------
                                     H.R. Brutsche III
                                     President


ACKNOWLEDGED AND AGREED
as of the 18th day of December, 1995

AGENT:

PER PRO BROWN BROTHERS HARRIMAN & CO.


     By: /s/ W. Carter Sullivan
        --------------------------------
       W. Carter Sullivan
       Manager

December 18, 1995
Page 17

LENDERS:

PER PRO BROWN BROTHERS HARRIMAN & CO.


     By: /s/ W. Carter Sullivan
        -------------------------------
       W. Carter Sullivan
       Manager

     COUTTS & CO.


     By: /s/ A. D. Hills
        -------------------------------
     Name:  A. D. Hills
     Title: Manager

     NBD BANK


     By: /s/ Jon P. Dady
        -------------------------------
     Name:  Jon P. Dady
     Title: Vice President

     SUNTRUST BANK, ATLANTA
     (formerly known as Trust Company Bank)


     By: /s/ Jennifer L. McClure
        -------------------------------
     Name:  Jennifer L. McClure
     Title: Banking Officer


     By: /s/ F. McClellan Deaver, III
        -------------------------------
     Name:  F. McClellan Deaver, III
     Title: Vice President


     COMERICA BANK-TEXAS


     By: /s/ David Terry
        -------------------------------
     Name:  David Terry
     Title: Corporate Banking Officer